Uncommon Investment Funds Trust

(the “TRUST”)

Fund	Ticker/Symbol	Principal Listing Exchange
Uncommon Generosity 50 Equity ETF	UGEN	NYSE Arca
Uncommon Portfolio Design Core Equity ETF	UGCE	NYSE Arca

Supplement dated June 30, 2022

to the Funds’ Prospectus and Statement of Additional Information (“SAI”),
dated April 30, 2022, as supplemented

The following provides new and additional information beyond that contained in, and should be read in conjunction with, the Funds’ Prospectus and SAI.

On June 30, 2022, the Board of Trustees (the “Board”) of Uncommon Investment Funds Trust (the “Trust”), including a majority of its Trustees who are not “interested persons” of the Trust (as defined in the Investment Company Act of 1940, as amended) based upon the recommendation of Uncommon Investment Advisors LLC (the “Adviser”), the investment adviser to UGCE, authorized an orderly liquidation of UGCE, a series of the Trust.  After considering all the information presented to the Board by the Adviser, the Board determined that closing, liquidating and terminating UGCE was in the best interests of UGCE and its shareholders.

The Adviser informed the Board of its view that UGCE had limited prospects for meaningful growth and that UGCE could not continue to conduct its business and operations in an economically efficient manner over the long term due to UGCE’s inability to attract sufficient investment assets in the current economic environment so as to maintain a competitive operating structure. Accordingly, the Adviser recommended UGCE’s closure, liquidation and termination to the Board. In connection with this, the Board has adopted a plan of liquidation (the “Plan”).

Under the Plan, the last day of trading of UGCE’s shares on the NYSE Arca, Inc. will be July 22, 2022 (the “Closing Date”), which will also be the last day UGCE will accept creation units from authorized participants. Shareholders may sell their holdings in UGCE prior to market close on the Closing Date and customary brokerage charges may apply to these transactions. UGCE is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on July 29, 2022 (the “Liquidation Date”).

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From the Closing Date through the Liquidation Date, shareholders can only sell their shares to certain broker-dealers and there is no assurance that there will be a secondary market for UGCE’s shares during this time period. Between the Closing Date and the Liquidation Date, UGCE will attempt to convert its portfolio holdings to cash and cash equivalents, as reasonably practicable, which means UGCE will not meet its investment objective or track its underlying index.

Shareholders of record remaining on July 29, 2022, will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date. The liquidating cash distribution to shareholders will be treated as a payment in exchange for their shares. The liquidation of UGCE shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. Once the distributions are complete, UGCE will terminate.

UGEN has not commenced investment operations and will be terminated as a series of the Trust as soon as reasonably practicable.

Following the liquidation and/or termination of each series of the Trust, the Trust will be terminated.

This Supplement and the Funds’ Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. These documents are available upon request and without charge by calling the Funds at 1-888-291-2011.